UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2014

FOREST LABORATORIES, LLC

(Exact name of registrant as specified in its charter)

Delaware	1-5438	47-1225595 (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation)	(Commission File Number)

909 Third Avenue New York, NY	10022-4731
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 421-7850

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

CVR Agreement

On July 2, 2014, in connection with the consummation of the Merger (as defined below), Forest Laboratories, LLC, a Delaware limited liability company (the “Company”), entered into a Contingent Value Rights Agreement (the “CVR Agreement”) with American Stock Transfer & Trust Company, LLC, as rights agent. The descriptions of the CVR Agreement and the CVRs included in Item 2.01 are incorporated herein by reference.

Joinder Agreement

In connection with the Royalty Sale (as defined below), and pursuant to the terms of the RRP Agreement (as defined below), Furiex Pharmaceuticals, Inc., a Delaware corporation (“Furiex”), which became a wholly owned subsidiary of the Company upon consummation of the Merger, and each of Furiex’s wholly owned subsidiaries, APBI Holdings, LLC, a North Carolina limited liability company, Development Partners, LLC, a Delaware limited liability company, and GenuPro, LLC, a North Carolina limited liability company (the “Furiex Subsidiaries”), each of which became indirect wholly owned subsidiaries of the Company upon consummation of the Merger, entered into a Joinder to Revenue Rights Purchase Agreement, dated as of July 2, 2014 (the “Joinder Agreement”). Pursuant to the Joinder Agreement, each of Furiex and the Furiex Subsidiaries has agreed to be bound by all of the terms and conditions of the RRP Agreement, including, without limitation, all provisions therein imposing an obligation on any of Furiex or the Furiex Subsidiaries to sell, assign, transfer or convey the revenue rights sold to RPI Finance Trust, a Delaware statutory trust (“RPI”), in connection with the Royalty Sale.

The foregoing descriptions of the CVR Agreement, the Joinder Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the CVR Agreement and the Joinder Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K. Certain provisions of the CVR Agreement are described further in the Current Report on Form 8-K that was filed by the Company with the United States Securities and Exchange Commission (the “SEC”) on April 28, 2014.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Agreement and Plan of Merger

As previously disclosed, the Company entered into an Agreement and Plan of Merger, dated as of April 27, 2014 (the “Merger Agreement”), with Furiex and Royal Empress, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”). On July 1, 2014, at a special meeting of Furiex’s stockholders, Furiex’s stockholders voted to adopt the Merger Agreement. On July 2, 2014, in accordance with the Merger Agreement and the Delaware General Corporation Law, Merger Sub merged with and into Furiex (the “Merger”), with Furiex surviving the Merger as a wholly owned subsidiary of the Company.

At the effective time of the Merger, each share of Furiex common stock, par value $0.001 per share (each such share, a “Share”), issued and outstanding immediately prior to the effective time of the Merger (other than (i) Shares held by Furiex, the Company, Merger Sub or any wholly owned subsidiary of the Company or Furiex, which were cancelled without payment, and (ii) Shares owned by stockholders who have perfected and not withdrawn a demand for, or lost their right to, appraisal with respect to such Shares) were converted automatically into the right to receive (i) an amount in cash equal to $95.00 without interest and less any applicable withholding taxes (the “Cash Consideration”) and (ii) one contractual contingent value right (each such right, a “CVR”), which represents the right to receive a contingent payment of up to $30.00 per Share upon the achievement of one of certain milestones set forth in the CVR Agreement (together with the Cash Consideration, the “Merger Consideration”).

Under the Merger Agreement, each option representing the right to acquire Shares that was outstanding and unexercised immediately prior to the effective time of the Merger was cancelled in exchange for (i) a cash payment (without interest and less any applicable withholding taxes) equal to the number of Shares subject to such option multiplied by the amount by which the Cash Consideration exceeds the per share exercise price applicable to such option and (ii) one CVR multiplied by the total number of Shares subject to such option. Each share of Furiex restricted stock outstanding immediately prior to the effective time of the Merger became fully vested at the effective time of the Merger and was converted into the right to receive the Merger Consideration.

The aggregate Cash Consideration payable in connection with the Merger is approximately $1.1 billion, together with an aggregate of up to $360 million payable pursuant to the CVRs. The Company funded the payment of the Cash Consideration from a combination of cash on hand and the proceeds received from the Royalty Sale.

Revenue Rights Purchase Agreement

As previously disclosed, on April 27, 2014, the Company entered into a Revenue Rights Purchase Agreement (the “RRP Agreement”) with RPI. On July 2, 2014, upon consummation of the Merger and in accordance with the terms of the RRP Agreement, RPI paid the Company approximately $409 million in cash in exchange for the right to receive future payments under certain of Furiex’s and the Furiex Subsidiaries’ existing pharmaceutical partnering agreements (the “Royalty Sale”). The revenue streams RPI acquired included Furiex’s or the Furiex Subsidiaries’ right to receive royalties on worldwide net sales and potential future milestone payments from Takeda Pharmaceutical Company Limited and Takeda San Diego, Inc., for alogliptin and SYR-472 (trelagliptin), and alogliptin or trelagliptin combination products. RPI also acquired Furiex’s or the Furiex Subsidiaries’ rights to receive royalties, and potential future launch-based and sales-based milestones for Priligy® (dapoxetine) in Europe, Asia-Pacific and Latin America under Furiex’s or the Furiex Subsidiaries’ current agreements with Berlin-Chemie AG (Menarini Group) and Xiamen Fuman Pharmaceuticals Co., Ltd.

The foregoing descriptions of the Merger Agreement, the RRP Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement and the RRP Agreement, copies of which are filed as Exhibit 2.1 and Exhibit 10.3, respectively, to this Current Report on Form 8-K. Certain provisions of the Merger Agreement and the RRP Agreement are described further in the Company’s Current Report on Form 8-K that was filed with the SEC on April 28, 2014.

Item 8.01.	Other Events.

On July 2, 2014, Actavis plc, the Company’s ultimate parent, issued a press release announcing the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01.	Exhibits.

(d) Exhibits

Exhibits Number	Description

2.1	Agreement and Plan of Merger, dated as of April 27, 2014, by and among Forest Laboratories, LLC (as successor to Forest Laboratories, Inc.), Royal Empress, Inc. and Furiex Pharmaceuticals, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Forest Laboratories, Inc. on April 28, 2014).

10.1	Contingent Value Rights Agreement, dated as of July 2, 2014, by and between Forest Laboratories, LLC and American Stock Transfer & Trust Company, LLC.

10.2	Joinder to Revenue Rights Purchase Agreement, dated as of July 2, 2014, entered into by Furiex Pharmaceuticals, Inc., GenuPro, LLC, Development Partners, LLC and APBI Holdings, LLC (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Furiex Pharmaceuticals, Inc. on July 3, 2014).

10.3	Revenue Rights Purchase Agreement, dated as of April 27, 2014, by and between Forest Laboratories, LLC (as successor to Forest Laboratories, Inc.) and RPI Finance Trust (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by Forest Laboratories, Inc. on April 28, 2014).

99.1	Press Release issued by Actavis plc on July 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2014	FOREST LABORATORIES, LLC

	By:	/s/ A. ROBERT D. BAILEY
A. Robert D. Bailey Chief Legal Officer and Corporate Secretary

Exhibit Index

Exhibits Number	Description

2.1	Agreement and Plan of Merger, dated as of April 27, 2014, by and among Forest Laboratories, LLC (as successor to Forest Laboratories, Inc.), Royal Empress, Inc. and Furiex Pharmaceuticals, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Forest Laboratories, Inc. on April 28, 2014).

10.1	Contingent Value Rights Agreement, dated as of July 2, 2014, by and between Forest Laboratories, LLC and American Stock Transfer & Trust Company, LLC.

10.2	Joinder to Revenue Rights Purchase Agreement, dated as of July 2, 2014, entered into by Furiex Pharmaceuticals, Inc., GenuPro, LLC, Development Partners, LLC and APBI Holdings, LLC (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Furiex Pharmaceuticals, Inc. on July 3, 2014).

10.3	Revenue Rights Purchase Agreement, dated as of April 27, 2014, by and between Forest Laboratories, LLC (as successor to Forest Laboratories, Inc.) and RPI Finance Trust (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by Forest Laboratories, Inc. on April 28, 2014).

99.1	Press Release issued by Actavis plc on July 2, 2014.